UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 3, 2004
                                                         ----------------

                            Bay National Corporation
             (Exact Name of Registrant as Specified in its Charter)


          Maryland               333-87781                 52-2176710
          --------                ---------       -----------------------------
 (State of Incorporation)       (Commission           (I.R.S. Employer
                                File Number)         Identification No.)


       2328 West Joppa Road
       Lutherville, Maryland                                   21093
       ---------------------------------------                --------
       (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                            ------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated February 2, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

      On February 2, 2004, the Registrant announced its earnings for the year ended December 31, 2003. For further information, reference is made to the Registrant's press release, dated February 2, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 2, 2004, the Registrant announced its earnings for the year ended December 31, 2003. For further information, reference is made to the Registrant's press release, dated February 2, 2004, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 12 of Form 8-K.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BAY NATIONAL CORPORATION

Date:  February 3, 2004             By:          /s/ Hugh W. Mohler
                                                 -----------------------------
                                                     Hugh W. Mohler, President